UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2024

LivePerson, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 7th Ave, Floor M1 New York, New York 10018
(Address of principal executive offices, including zip code)

(212) 609-4200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2024 (the “Effective Date”), LivePerson, Inc., a Delaware corporation (the “Company”), entered into a Cooperation Agreement (the “Agreement”) with Vector Capital VI, L.P., Vector Capital Management, L.P. and Vector Capital, L.L.C. (collectively, the “Vector Group”).

Pursuant to the Agreement, the Company and Vector Group have agreed to collaborate regarding, among other things, board refreshment including that the Board of Directors of the Company (the “Board”), and all applicable committees thereof, shall take all necessary steps to (A) nominate Dan Fletcher (the “First New Director”) as one of two nominees for election to the Board at the 2024 annual meeting of stockholders of the Company (the “2024 Annual Meeting”), (B) no later than immediately following the conclusion of the 2024 Annual Meeting appoint to the Board one mutually agreed candidate selected from a previously mutually agreed pool of two potential candidates (the “Mutual Candidates”) or a mutually agreed alternate independent candidate pursuant to the terms of the Agreement in the event that neither Mutual Candidate is appointed, which candidate shall be an “Independent Director” pursuant to the Nasdaq Stock Market LLC’s listing standards (or the applicable requirement of such other national securities exchange designated as the primary market on which the Company’s Common Stock is listed for trading) (the “Second New Director” and together with the First New Director, the “New Directors”), to the Board and (C) on or before December 31, 2024, either not have re-nominated or accept the resignation of one director currently serving on the Board as of the Effective Date, to the extent that the acceptance of such resignation and matters related thereto are permissible under applicable law, including, without limitation, legal duties or obligations of directors of corporations incorporated under Delaware law. The appointment of the New Directors is subject to completion of the Company’s customary procedures for new directors, including, without limitation, appropriate background checks, interviews with the Nominating and Corporate Governance Committee of the Board and receipt by the New Directors of favorable recommendations from the Nominating and Corporate Governance Committee (acting in good faith in accordance with its customary and generally applicable procedures for evaluating director candidates). The Company further agreed, in connection with its commitment to maintaining strong corporate governance, to select a new Chair of the Board by December 31, 2024 from among the then-incumbent directors.

Until the termination date, subject to certain exceptions, the Vector Group agreed that it shall, and shall cause each of its controlled Affiliates (as defined in the Agreement) to, appear in person or by proxy at each stockholder meeting of the Company and vote (or execute a consent with respect to) all voting securities of the Company beneficially owned by the Vector Group (a) in favor of the nominees for director recommended by the Board and (b) in accordance with the Board’s recommendation with respect to all other proposals presented at such stockholder meeting, other than with respect to any proposal relating to (i) an Extraordinary Transaction (as defined in the Agreement) or (ii) any shareholder rights plan or similar plans, including that certain Tax Benefits Preservation Plan, dated as of January 22, 2024, between the Company and Equiniti Trust Company, LLC (the “Tax Benefits Preservation Plan”), so long as the Company has been first given a reasonable opportunity to provide the Vector Group with information describing the reasons for any Board recommendation for shareholders to vote in favor of the Tax Benefits Preservation Plan prior to any such vote by the Vector Group.

Pursuant to the terms of the Agreement, the Vector Group also agreed to certain customary standstill provisions, prohibiting the Vector Group from, among other things: (a) making certain transactions involving the Company; (b) soliciting proxies; (c) advising or knowingly encouraging any person with respect to the voting or disposition of any Company securities, other than in a manner consistent with the Board’s recommendations; (d) taking actions to change or influence the Board, management or the direction of certain Company matters; and (e) exercising certain stockholder rights.

The Agreement also contains customary mutual non-disparagement provisions.

The Agreement will terminate at 11:59 PM ET on December 31, 2025, unless terminated earlier under certain circumstances.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2024, Yael Zheng informed the Board of her intent to voluntarily resign from her positions as a director of the Company and member of the Board’s Audit Committee and Compensation Committees, effective as of the date of the 2024 Annual Meeting. Ms. Zheng’s decision to resign as a director did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, and practices.

Item 7.01.	Regulation FD Disclosure.

On October 23, 2024, the Company issued a press release announcing, among other things, its entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished therewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The content of any URLs referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings with the U.S. Securities and Exchange Commission.

Important Additional Information

The Company intends to file a proxy statement and a GOLD universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the 2024 Annual Meeting, which is scheduled to be held on November 4, 2024 at 10:00 a.m. Eastern Time via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2024. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING GOLD UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2024 ANNUAL MEETING. Stockholders will be able to obtain the Company’s proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://ir.liveperson.com/.

Participant Information

The Company, its directors and John D. Collins, Chief Financial Officer and Chief Operating Officer, are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the section titled “Item 11. Executive Compensation” in the Company’s Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2023, filed on April 29, 2024 (the “2023 Form 10-K/A”), beginning on page 11, and available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” beginning on page 45 of the 2023 Form 10-K/A and available here. As applicable, supplemental information regarding the holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, and as referenced in the table below, and such filings are or will be available on the Company’s website available here or through the SEC’s website at www.sec.gov. Updated information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section titled “Ownership of Securities” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the 2024 Annual Meeting.

Directors

Name	Ownership	Filing Date	Filing Type	Hyperlink
John Sabino (Chief Executive Officer)	3,354,839	03/19/2024	Form 4	https://www.sec.gov/Archives /edgar/data/1102993/000110 299324000052/xslF345X05/ wk-form4_1710898450.xml

Executive Officers

Name	Ownership	Filing Date	Filing Type	Hyperlink
John D. Collins (Chief Financial Officer and Chief Operating Officer)	1,127,604	09/24/2024	Form 4	https://www.sec.gov/Archives /edgar/data/1102993/000110 299324000129/xslF345X05/ wk-form4_1727220784.xml

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement, by and among the Company and the persons set forth on Exhibit A thereto, dated October 20, 2024.

99.1	Press Release, dated October 23, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2024

LIVEPERSON, INC.
(Registrant)

By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Policy and General Counsel

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